UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ____________________________

FORM 8-K

 ____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 22, 2026 and June 30, 2026, Edible Garden AG Incorporated (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with Streeterville Capital, LLC, a Utah limited liability company (“Streeterville”) pursuant to which the Company agreed to exchange 130 and 1,700 shares, respectively, of the Company’s Series B Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), for a total of 11,000,786 shares of the Company’s common stock, par value $0.0001 per share (“Exchange Shares”). The Preferred Stock had an aggregate stated value of $1,830,000 (the “Stated Value”), or $1,000 per share. The number of Exchange Shares issued under the Exchange Agreements was determined by dividing the Stated Value by the Nasdaq Minimum Price of the Company’s common stock as reported on the Nasdaq Capital Market on the day immediately preceding the date the Exchange Agreements were entered into. The issuance of the Exchange Shares pursuant to the Exchange Agreements were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were conducted pursuant to the exemption provided in Section 3(a)(9) under the Securities Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 30, 2026, at the annual meeting of stockholders (the “Annual Meeting”) of the Company, the proposals set forth below were submitted to the Company’s stockholders. The number of shares of common stock entitled to vote at the Annual Meeting was 5,599,863. The number of shares of common stock present or represented by proxy at the Annual Meeting was 1,924,358. The voting results for the proposals are as follows:

1.

The Company’s stockholders elected five directors, each for a one-year term and until their successors have been duly elected and qualified. The number of shares that: (i) voted for the election of each such director; (ii) withheld authority to vote for each such director; and (iii) represented broker non-votes with respect to each such director is summarized in the table below.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
James E. Kras	1,129,247	64,975	730,136
Pamela DonAroma	1,116,766	77,456	730,136
Mathew McConnell	1,126,611	67,611	730,136
Michael Naidrich	1,129,289	64,933	730,136
Ryan Rogers	1,129,290	64,932	730,136

Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

2.

The Company’s stockholders ratified the selection of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The number of shares that voted for, against and abstained from voting for the ratification of the selection of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is summarized in the table below.

FOR	AGAINST	ABSTAIN
1,819,027	37,224	68,107

3.

The Company’s stockholders approved amending the Company’s Certificate of Incorporation, as amended, to effect one or more reverse stock splits of its outstanding common stock in a range of not less than one-for-five shares but not more than one-for-two hundred and fifty shares, at the discretion of the Company’s Board of Directors, provided that, (i) the Company shall not effect reverse stock splits that, in the aggregate, exceed 1-for-250 and (ii) any such reverse stock split is effective no later than the one year anniversary date of the Annual Meeting. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below.

FOR	AGAINST	ABSTAIN
1,531,314	361,184	31,860

4.

The Company’s stockholders approved a proposal to adjourn the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, Proposal Two, and/or Proposal Three (the “Non-Adjournment Proposals”), if there were not sufficient votes at the time of the Annual Meeting to adopt any of the Non-Adjournment Proposals or to establish a quorum. The number of shares that voted for, against and abstained from voting for this proposal is summarized in the table below.

FOR	AGAINST	ABSTAIN
1,755,098	142,221	27,039

Because the Non-Adjournment Proposals were approved by the Company’s stockholders, an adjournment of the Annual Meeting was not necessary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: July 1, 2026	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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